
CREDIT SUISSE FIRST BOSTON                                                                            Exhibit 20         Page 1
                                          Key Bank USA, N.A. Automotive Specialty Finance

                                     MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                                June 1, 1998 through June 30, 1998

A. ORIGINAL DEAL PARAMETER INPUTS

(A) Original Total Portfolio                                                                         110,005,944.94
(B) Class A Noteholders' Percentage                                                                           67.00%
(C) Original Class A Note Balance                                                                    $73,703,000.00
(D) Class A Note Rate                                                                                          6.35%
(E) Class B Noteholders' Percentage                                                                           17.00%
(F) Original Class B Note Balance                                                                    $18,701,000.00
(G) Class B Note Rate                                                                                          6.65%
(H) Class C Noteholders' Percentage                                                                           10.00%
(I) Original Class C Note Balance                                                                    $11,000,000.00
(J) Class C Note Rate                                                                                          7.20%
(K) Class D Certificateholders' Percentage                                                                     6.00%
(L) Original Class D Certificate Balance                                                              $6,601,944.94
(M) Class D Certificate Rate                                                                                   0.00%
(N) Servicing Fee Rate                                                                                         3.50%
(O) Original Weighted Average Coupon (WAC)                                                                    20.08%
(P) Original Weighted Average Remaining Term (WAM)                                                            54.68 months
(Q) Number of Contracts                                                                                       9,172
(R) Reserve Account ("RA")
    (i)   Maximum Specified Reserve Balance                                                            5,500,297.25
    (ii)  Minimum Specified Reserve Balance                                                            2,200,118.90
    (iii) Initial Deposit                                                                              1,650,089.17

(S) Noteholders' Percentage                                                                                   94.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS                                                        Total Trust

(A) Total Portfolio Outstanding                                                                      $69,293,451.11
(B) Total Portfolio Pool Factor                                                                           0.6299064
(C) Class A Note Balance                                                                             $46,100,703.85
(D) Class A Principal Factor                                                                              0.6254929
(E) Class A Interest Carryover Shortfall                                                                       0.00
(F) Class A Principal Carryover Shortfall                                                                      0.00
(G) Class B Note Balance                                                                             $11,697,342.87
(H) Class B Principal Factor                                                                              0.6254929
(I) Class B Interest Carryover Shortfall                                                                       0.00
(J) Class B Principal Carryover Shortfall                                                                      0.00
(K) Class C Note Balance                                                                              $6,880,422.00
(L) Class C Principal Factor                                                                              0.6254929
(M) Class C Interest Carryover Shortfall                                                                       0.00
(N) Class C Principal Carryover Shortfall                                                                      0.00
(O) Class D Certificate Balance                                                                       $4,614,982.37
(P) Reserve Account Balance                                                                            3,864,376.61
(Q) Payahead Account Balance                                                                             132,289.07
(R) Aggregate Subordinated Servicing Fees to Date                                                      2,554,315.37
(S) Current Servicing Fees Accrued but Unpaid (after first Nine Months)                                        0.00
(T) Cumulative Net Losses for All Prior Periods                                                       10,447,944.63
(U) Weighted Average Coupon of Remaining Portfolio (WAC)                                                      19.96%
(V) Weighted Average Remaining Term of Remaining Portfolio (WAM)                                              43.37 months
(W) Number of Contracts                                                                                       6,753

C. INPUTS FROM THE MAINFRAME

(A) Precomputed Contracts
    (i)   Principal Payments Received                                                                 $1,822,521.74
    (ii)  Interest Payments Received                                                                   1,130,192.69
    (iii) Repurchased Loan Principal                                                                           0.00
    (iv)  Repurchased Loan Interest                                                                            0.00
(B) Partial Prepayments - Amount Added to Payahead Account                                                 1,320.12
(C) Amount Applied From Payahead Account                                                                       0.00
(D) Weighted Average Coupon of Remaining Portfolio (WAC)                                                      19.95%
(E) Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                          42.37 months
(F) Remaining Number of Contracts                                                                             6,578
(G) Delinquent Contracts
                                                                           Contracts                         Amount
                                                                          ----------                         ------
    (i)   30-59 Days Delinquent                                              188         2.86%        $1,921,178.34       2.90%
    (ii)  60-89 Days Delinquent                                                0         0.00%                 0.00       0.00%
    (iii) 90 Days or More Delinquent                                           0         0.00%                 0.00       0.00%

D. INPUTS DERIVED FROM OTHER SOURCES

(A) Aggregate Net Losses for Collection Period                                                          $579,993.01
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables                                           $1,109,787.94
    (ii)  Net Liquidation Proceeds Received During the Collection Period                                 390,043.33
    (iii) Recoveries on Previously Liquidated Contracts                                                  139,751.60
(C) Number of Financed Vehicles Repossessed but not yet Charged off                                             150


I hereby certify that this Servicing Report has been prepared in accordance with the Pooling and Servicing Agreement dated June 1, 1997, and is correct, to the best of my knowledge.

                                                                   Vice-President                     07/10/98
                       /s/ Thomas R. Blend
---------------------------------------------------------------------------------                     -------------------
Signature                                                                  Title                      Date


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

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

CREDIT SUISSE FIRST BOSTON                                                                    Exhibit 20          Page 2


                                          Key Bank USA, N.A. Automotive Specialty Finance

                                     MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                                June 1, 1998 through June 30, 1998
I. COLLECTIONS

(A) Principal Payments Received (C(A)i)                                                                     $1,822,521.74
(B) Interest Payments Received (C(A)ii)                                                                      1,130,192.69
(C) Aggregate Net Liquidation Proceeds Received (D(E)ii+iii)                                                   529,794.93
(D) Principal on Repurchased Contracts (C(A)iii)                                                                     0.00
(E) Interest on Repurchased Contracts (C(A)iv)                                                                       0.00
                                                                                                     --------------------

(F) Total Collections (A+B+C+D+E)                                                                           $3,482,509.36

                                                                                                     --------------------

(G) Total Available Amount (F)                                                                              $3,482,509.36

II. DISTRIBUTIONS

(A) Principal Payments Received (C(A)i)                                                                     $1,822,521.74
(B) Principal on Repurchased Contracts (C(A)iii)                                                                     0.00
(C) Gross Principal Balance of Liquidated Receivables (D(E)i)                                                1,109,787.94
                                                                                                     --------------------
(D) Principal Distribution Amount (A+B+C)                                                                   $2,932,309.68


(E) Current Servicing Fee Due                                                                                 $202,105.90
(F) Accrued and Unpaid Servicing Fees for Prior Collection Periods (B(S))                                            0.00
                                                                                                     --------------------
(G) Total Servicing Fees Payable                                                                               202,105.90
(H) Servicing Fees Paid from Collection Account                                                                202,105.90
(I) Reserve Account Draw for Servicing Fees Payable                                                                  0.00
(J) Servicing Fee Shortfall                                                                                          0.00
(K) Current Subordinated Servicing Fee                                                                               0.00
(L) Aggregate Subordinated Servicing Fees Before (P)                                                         2,554,315.37

(M) Class A Distributable Amount
    (i)   Class A Monthly Interest Distributable Amount                                                       $243,949.56
    (ii)   Class A Interest Distributable Amount                                                               243,949.56
    (iii)   Class A Monthly Principal Distributable Amount                                                   1,964,651.46
    (iv)   Class A Principal Distributable Amount                                                            1,964,651.46
                                                                                                     --------------------

    (v) Total Distributable Amount (i+ii)                                                                   $2,208,601.02
    (vi) Class A Interest Paid from Collection Account                                                         243,949.56
    (vii) Reserve Account Draw for Class A Interest Payable                                                         $0.00
    (viii) Class A Interest Carryover Shortfall                                                                     $0.00
    (ix) Class A Principal Paid from Collection Account                                                      1,964,651.46
    (x) Reserve Account Draw for Class A Principal Payable                                                           0.00
    (xi) Class A Principal Carryover Shortfall                                                                       0.00

(N) Class B Distributable Amount
    (i)   Class B Monthly Interest Distributable Amount                                                        $64,822.78
    (ii)   Class B Interest Distributable Amount                                                                64,822.78
    (iii)   Class B Monthly Principal Distributable Amount                                                     498,500.02
    (iv)   Class B Principal Distributable Amount                                                              498,500.02
                                                                                                     --------------------

    (v) Total Distributable Amount (i+ii)                                                                     $563,322.80
    (vi) Class B Interest Paid from Collection Account                                                          64,822.78
    (vii) Reserve Account Draw for Class B Interest Payable                                                         $0.00
    (viii) Class B Interest Carryover Shortfall                                                                     $0.00
    (ix) Class B Principal Paid from Collection Account                                                        498,500.02
    (x) Reserve Account Draw for Class B Principal Payable                                                           0.00
    (xi) Class B Principal Carryover Shortfall                                                                       0.00

(O) Class C Distributable Amount
    (i)   Class C Monthly Interest Distributable Amount                                                        $41,282.53
    (ii)   Class C Interest Distributable Amount                                                                41,282.53
    (iii)   Class C Monthly Principal Distributable Amount                                                     293,219.62
    (iv)   Class C Principal Distributable Amount                                                              293,219.62
                                                                                                     --------------------

    (v) Total Distributable Amount (i+ii)                                                                     $334,502.15
    (vi) Class C Interest Paid from Collection Account                                                          41,282.53
    (vii) Reserve Account Draw for Class C Interest Payable                                                         $0.00
    (viii) Class C Interest Carryover Shortfall                                                                     $0.00
    (ix) Class C Principal Paid from Collection Account                                                        293,219.62
    (x) Reserve Account Draw for Class C Principal Payable                                                           0.00
    (xi) Class C Principal Carryover Shortfall                                                                       0.00

(P) Payment of Subordinated Servicing Fees
    (i)   Aggregate Subordinated Servicing Fees from Current and Prior Periods (II(L))                      $2,554,315.37
    (ii)  Subordinated Servicing Fees Paid from Collection Account                                                   0.00
    (iii)  Aggregate Subordinated Servicing Fees to Date (i-ii)                                             $2,554,315.37

(Q) Certificateholders' Distributable Amount
    (i)  Certificateholders' Distributable Amount                                                             $175,938.58
    (ii)  Certificateholders' Distributable Amount Paid from Collection Account                                      0.00





CREDIT SUISSE FIRST BOSTON                                                                                Exhibit 20          Page 3
                                          Key Bank USA, N.A. Automotive Specialty Finance

                                     MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                                June 1, 1998 through June 30, 1998

III. PAYAHEAD ACCOUNT INFORMATION

(A) Beginning Period Balance (B(Q))                                                                            $132,289.07
(B) Amounts Applied to Payahead Account (C(B))                                                                    1,320.12
(C) Amounts Withdrawn from Payahead Account (C(C))                                                                    0.00
                                                                                                        ------------------
(D) Ending Period Balance                                                                                      $133,609.19

IV. POOL BALANCES AND PORTFOLIO INFORMATION
                                                                               Begin. of Period           End of Period
(A) Balances and Principal Factors                                            -----------------           --------------

    (i)    Total Pool Balance                                                   $69,293,451.11              $66,361,141.43
    (ii)   Total Pool Factor                                                         0.6299064                   0.6032505
    (iii)  Receivables Balance                                                   69,293,451.11               66,361,141.43
    (iv)   Prefunding Account Balance                                                     0.00                        0.00
    (v)    Class A Note Balance                                                 $46,100,703.85              $44,136,052.39
    (vi)   Class A Principal Factor                                                  0.6254929                   0.5988366
    (vii)  Class B Note Balance                                                 $11,697,342.87              $11,198,842.85
    (viii) Class B Principal Factor                                                  0.6254929                   0.5988366
    (ix)   Class C Note Balance                                                  $6,880,422.00               $6,587,202.38
    (viii) Class C Principal Factor                                                  0.6254929                   0.5988366
    (ix)   Class D Certificate Balance                                           $4,614,982.37               $4,439,043.79

(B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                                                  19.96%                      19.95%
    (ii)  Weighted Average Remaining Maturity (WAM)                                      43.37 months                42.37 months
    (iii) Remaining Number of Contracts                                                  6,753                       6,578



V. RECONCILIATION OF RESERVE ACCOUNT ("RA")


(A) Beginning RA Balance (B(H))                                                                              $3,864,376.61

(B) Draw for Servicing Fee (II(I))                                                                                    0.00
(C) Draw for Class A Interest Distributable Amount (II(M(vii)))                                                       0.00
(D) Draw for Class B Interest Distributable Amount (II(N(vii)))                                                       0.00
(E) Draw for Class C Interest Distributable Amount (II(O(vii)))                                                       0.00
(F) Draw for Class A Principal Distributable Amount (II(M(iv)))                                                       0.00
(G) Draw for Class B Principal Distributable Amount (II(N(x)))                                                        0.00
(H) Draw for Class C Principal Distributable Amount (II(O(x)))                                                        0.00

(I) Overcollateralization Amount                                                                            $22,225,089.04
(J) Maximum Specified Reserve Balance                                                                         5,500,297.25
(K) Specified Reserve Account Balance                                                                         5,500,297.25

(L) Amount Available for Deposit to the RA                                                                      173,977.49
                                                                                                        ------------------

(M) RA Balance Prior to Release                                                                              $4,038,354.10
(N) Specified Reserve Account Balance                                                                         5,500,297.25
(O) Reserve Account Release                                                                                           0.00

(P) Ending Reserve Account Balance                                                                           $4,038,354.10


VI. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY


(A) Aggregate Net Losses for Collection Period (VII(B)i-ii-iii)                                                $579,993.01
(B) Liquidated Contracts
    (i)   Gross Principal Balance of Liquidated Receivables (D(E)i)                                          $1,109,787.94
    (ii)  Net Liquidation Proceeds Received During the Collection Period (D(E)ii)                               390,043.33
    (iii) Recoveries on Previously Liquidated Contracts (D(E)iii)                                               139,751.60
(C) Cumulative Net Losses for all Periods (VI(A)+B(T))                                                       11,027,937.64

(D) Delinquent and Repossessed Contracts
                                                                                  Contracts                        Amount
                                                                                  ---------                        ------

    (i)   30-59 Days Delinquent (C(G)i)                                                 188       2.86%      $1,921,178.34     2.90%
    (ii)  60-89 Days Delinquent (C(G)ii)                                                  0       0.00%               0.00     0.00%
    (iii) 90 Days or More Delinquent (C(G)iii)                                            0       0.00%               0.00     0.00%

    (iv)  Financed Vehicles Repossessed but not yet Charged off
                 and Contracts Delinquent over 60 days(D(E))                            150       2.28%       1,500,614.37     2.26%





CREDIT SUISSE FIRST BOSTON                                                                               Exhibit 20          Page 4

                                           Key Bank USA, N.A. Automotive Specialty Finance

                                      MONTHLY SERVICING REPORT -- AFG Receivables Trust, 1997-A

                                                 June 1, 1998 through June 30, 1998


VII. TESTS FOR INCREASE IN RESERVE ACCOUNT BALANCE


(A) Ratio of Net Losses to the Pool Balance as of Each
    Collection Period.
    (i)   Second Preceeding Collection Period                                                                   10.03%
    (ii)  Preceeding Collection Period                                                                           8.11%
    (iii) Current Collection Period                                                                             10.04%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    9.40%

(B)    Ratio of Balance of Contracts Delinquent 60 Days or More
       and Balance of Financed Vehicles Repossessed but not
       Charged off to the Outstanding Pool Balance as of Each
       Collection Period.
    (i)   Second Preceeding Collection Period                                                                    1.91%
    (ii)  Preceeding Collection Period                                                                           1.98%
    (iii) Current Collection Period                                                                              2.26%
    (iv)  Three Month Average (Avg(i,ii,iii))                                                                    2.05%

(C) Cumulative Net Loss Ratio                                                                                   10.02%

(D) Loss and Delinquency Trigger Indicator                                            Trigger Was Not Hit


VIII. RECONCILIATION OF COLLECTION ACCOUNT


(A) Collection Account Beginning Balance (I(H))                                                          3,482,509.36
(B) Servicing Fee Paid (II(H))                                                                             202,105.90
(C) Class A Interest Paid (II(M(vi)))                                                                      243,949.56
(D) Class B Interest Paid (II(N(vi)))                                                                       64,822.78
(E) Class C Interest Paid (II(O(vi)))                                                                       41,282.53
(F) Class A Principal Paid (II(M(ix)))                                                                   1,964,651.46
(G) Class B Principal Paid (II(N(ix)))                                                                     498,500.02
(H) Class C Principal Paid (II(O(ix)))                                                                     293,219.62
(I) Reserve Account Deposit                                                                                173,977.49
(J) Previously Subordinated Servicing Fees Paid (II(P(ii)))                                                      0.00
(K) Certificateholders' Distributable Amount Paid (II(Q(ii)))                                                    0.00
(L) Releases to Seller                                                                                           0.00

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
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



                                                 AFG Receivables Trust 1997-A                               Exhibit 20        Page 5
                                       Monthly Statement to Noteholders and Certificateholders
                                                    Servicer: Key Bank USA, N.A.
                                                Sub Servicer: AutoFinance Group, Inc.
                                              Indenture Trustee: Bankers Trust Company
                                            Owner Trustee: Chase Manhattan Bank Delaware

Collection Period:           June 1, 1998 through June 30, 1998
Distribution Date:           07/15/98
Month:                       13

Statement for Class A, Class B and Class C Noteholders and Certificateholders
Pursuant to Section 5.6 of the Sale and Servicing Agreement                                                Per $1,000 of Outstanding
                                                                                                            Class A/Class B/Class C
                                                                                                             Certificate Amount
                                                                                                           -------------------------
(i)  Principal Distribution
          Class A Note  Amount                                                               1,964,651.46           42.6165176
          Class B Note  Amount                                                                 498,500.02           42.6165176
          Class C Note  Amount                                                                 293,219.62           42.6165175
          Certificates  Amount                                                                 175,938.58           38.1233484


(ii)  Interest Distribution
          Class A Note  Amount                                                                 243,949.56            5.2916667
          Class B Note  Amount                                                                  64,822.78            5.5416671
          Class C Note  Amount                                                                  41,282.53            5.9999997



(iii)    Total Pool Balance of Notes and Certificates (end of Collection Period)            66,361,141.43


(iv)   Class A Notes Balance (end of Collection Period)                                     44,136,052.39
        Class A Pool Factor (end of Collection Period)                                          0.5988366
        Class B Notes Balance (end of Collection Period)                                    11,198,842.85
        Class B Pool Factor (end of Collection Period)                                          0.5988366
        Class C Notes Balance (end of Collection Period)                                     6,587,202.38
        Class C Pool Factor (end of Collection Period)                                          0.5988366
        Certificates Balance (end of Collection Period)                                      4,439,043.79



(v)  Basic Servicing Fee                                                                       202,105.90            2.9166667


(vi)   Aggregate Net Losses                                                                    579,993.01


(vii)   Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                             4,038,354.10
        Specified Reserve Account Balance after Giving Effect to Payments
       Made on Distribution Date                                                             5,500,297.25
        Draws on Reserve Account                                                                     0.00
        Deposits to Reserve Account                                                            173,977.49


(viii)  Class A Notes Interest Carryover Shortfall                                                   0.00            0.0000000
         Class B Notes Interest Carryover Shortfall                                                  0.00            0.0000000
         Class C Notes Interest Carryover Shortfall                                                  0.00            0.0000000
         Class A Notes Principal Carryover Shortfall                                                 0.00            0.0000000
         Class B Notes Principal Carryover Shortfall                                                 0.00            0.0000000
         Class C Notes Principal Carryover Shortfall                                                 0.00            0.0000000


(ix)  Aggregate Purchase Amount of Receivables Repurchased by the Seller
        or purchased by Servicer                                                                     0.00


(x)  Delinquent Contracts
                                                                                            Number                    Balance
                                                                                 ---------------------------------------------------
           30-59 Days                                                                                 188         1,921,178.34
           60-89 Days                                                                                   0                 0.00
           90 Days or More                                                                              0                 0.00

